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                             Arthur Andersen LLP

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in Box Hill Systems Corp.'s Form 10-K, into the Company's previously filed Form S-8 Registration Statement (File No. 333-35751) filed with the Securities and Exchange Commission on September 16, 1997.


                                               ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
March 27, 1998